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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): February 18, 2003

                             POLYMEDICA CORPORATION

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               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts

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                 (State or Other Jurisdiction of Incorporation)


             0-19842                                     04-3033368
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    (Commission File Number)               (I.R.S. Employer Identification No.)

11 State Street, Woburn, Massachusetts                       01801
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (781) 933-2020
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              (Registrant's Telephone Number, Including Area Code)

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                                      n/a
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          (Former name or former address, if changed since last report)
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ITEM 9. REGULATION FD DISCLOSURE

         Arthur A. Siciliano Ph.D. and Eric G. Walters, the Registrant's President and Executive Vice President respectively, have entered into stock trading plans (the "Plans") in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. Under the Plans, Messrs. Siciliano and Walters may sell up to a maximum of 24,627 and 20,000 shares of the Registrant's common stock, respectively, at specific market prices.

         On February 18, 2003, each of Messrs. Siciliano and Walters sold 2,000 shares of the Registrant's common stock pursuant to the Plans and such transactions were reported on Forms 4 in accordance with regulations promulgated by the Securities and Exchange Commission.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PolyMedica Corporation

Date:    February 21, 2003               By: /s/ John K.P. Stone III
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                                            John K.P. Stone III
                                            Senior Vice President and
                                            General Counsel

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